Exhibit 99.2

First Quarter Results June 8, 2005

Forward Looking Statement THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY; (2) FLUCTUATIONS IN THE PRICE OF STEEL, ALUMINUM AND OTHER RAW MATERIALS; (3) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (4) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (5) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS AND THE POTENTIAL FOR RE- SOURCING OF BUSINESS TO LOWER-COST PROVIDERS OVERSEAS; (6) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (7) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (8) THE RISKS DESCRIBED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Agenda Company Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Financial Review and Outlook Jim Yost, Vice President of Finance & CFO

Company Overview

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Technology and Innovation Our Vision

First Quarter 2005 Net sales of $618 million, Adjusted EBITDA of $64 million Strong Global truck market Acceptable steel cost recovery Favorable currency Weak North America passenger car market Continued to execute strategic plan Expanding global footprint Rationalization of capacity Targeting key customers and platforms Strong Liquidity Position Executed $150M Term Loan C in April April 30, 2005 liquidity position of $179 million

Market Environment Strong global truck market offset by weaker N.A. demand Customer Focused Continue to support growth through customer satisfaction and innovation Reinforced Liquidity Established Term Loan C facility agreement and negotiated favorable covenants First Quarter 2005 FOCUS ON VALUE CREATION

Diversified Revenue Stream Continue to focus on a strong global medium/heavy truck market, in addition to the passenger car and light truck markets Plants in U.S., India, Brazil, Germany and Turkey serving these markets. HLI unit volume up 6% Year-over-year growth in our international wheels and international components segments Strong relationships with European and Japanese OEM's Sales outside of North America increased from 46% in Q1 2004 to 53% in Q1 2005 Number 1 aluminum wheel supplier for Honda, Toyota and Nissan/Renault in Europe Expanding Global Footprint Key expansions in Thailand, Czech Republic, South Africa, Mexico, Brazil, and Gainesville, GA

Challenging North American Market Big 3 production down 10% during the fiscal quarter Ford production declines on most key platforms Taurus (44%), Crown Vic/Grand Marquis/Town Car (23%), F-Series (27%), Explorer/Mountaineer (29%), Expedition/Navigator (27%) GM production declines on most key platforms Colorado (33%), Silverado/Sierra/Avalanche (10%) Further Q3 production cuts in Big 3 as Japanese brands gain share Steel contracts in place, but coke and moly prices rising

Market Environment Strong global truck market offset by weaker N.A. demand Reinforced Liquidity Established Term Loan C facility agreement and negotiated favorable covenants First Quarter 2005 FOCUS ON VALUE CREATION Customer Focused Continue to support growth through customer satisfaction and innovation

Reinforcing Liquidity to Position Company for Growth Established $75M Accounts Receivable Securitization program in North America during fourth quarter of 2004 At April 30, 2005 approximately $20M of receivables were securitized Amended and Restated Credit Agreement in April 2005 which - Permitted a $150M offering of Term Loan C debt Net proceeds used to prepay approximately $70M of Term Loan B, the remaining $75M to fund strategic growth initiatives Reduced Term Loan B interest rate by 50 bps Favorably modified Term Loan B financial covenants Allows the Company to retain 50% of the net proceeds from the proposed divestiture of Hubs & Drums Plan to launch $25M European Accounts Receivable Securitization program during the first-half of 2005

Market Environment Strong global truck market offset by weaker N.A. demand Reinforced Liquidity Established Term Loan C facility agreement and negotiated favorable covenants First Quarter 2005 FOCUS ON VALUE CREATION Customer Focused Continue to support growth through customer satisfaction and innovation

Commercial Highlights Awards Received the Supplier Award 2005 from Honda for aluminum wheels to the Honda Civic and CR-V Awarded the American Foundry Society (AFS) 2005 Plant Engineering Award for its Vacuum Riserless Casting/Pressure Riserless Casting (VRC/PRC) technology Launches Launched several Nissan platforms during first quarter Pathfinder and Micra

Low-Cost Producer Capacity Rationalization Announced the closure of two aluminum wheel facilities LaMirada, California Campiglione, Italy Productivity Implementing low-pressure aluminum casting technology in our Gainesville, GA facility Continue to focus on Six Sigma and Lean Manufacturing Productivity essential for offsetting commodity price increases

Financials

Summary

Q1 2005 vs. Q1 2004 Change in Net Sales 2004 Volume Currency Steel Recovery Other 2005 Show 594 618 Hide 0 545.8 545.8 568.7 610.2 0 Green 0 22.9 41.5 7 0 Red 0 48.2 0 ($ in millions) Int'l volume $6M North American volume ($54M)

2004 Gross Profit MG&A and Eng Asset Impair / Other 2005 Show 28.2 14.8 Hide 16.1 15.4 14.8 Green 0 0 Red 12.1 0.7 0.6 Q1 2005 vs. Q1 2004 Earnings from Operations ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Volume/Price/Mix ($19M) Productivity/Other $4M FX $3M

Segment Summary

Free Cash Flow

Q1 2005 Changes in Working Capital

Liquidity Securitization facility impacted by downgrade of GM and Ford - maximum liquidity impact will be $15M

Capital Structure as of April 30, 2005 Debt Maturities ($ in millions) ($ in millions) Capital Structure

Outlook

2005 Assumptions Vehicle production estimates 15.7 million units in North America. 20.0 million units in Europe Strong commercial highway demand Class 8 truck production 300 thousand units in North America Trailer production 284 thousand units in North America 2005 Steel Outlook Steel contracts with suppliers in place Negotiated significant recovery from customers to help mitigate overall impact of higher raw material prices

2005 Outlook ($ in millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Free Cash Flow negative - GM and Ford downgrade impacts securitization capacity

Appendix

Non-GAAP Financial Information Adjusted EBITDA1 ($ in Millions) 1 Please refer to slide 31 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2005 Financial Outlook

Non - GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.